Debtor:  Bank of New England Corporation
Case No: 91-10126
Trustee: Ben Branch


             STATEMENT OF CASH ON HAND
            AND SHORT-TERM  INVESTMENTS
                 February 28,  2011


Citizens Bank of Massachusetts
   checking account  #110790-092-9               $733.22


Citizens Bank of Massachusetts Series Government Fund
     (a mutual fund)                           23,236.34

Short-Term investments
    (see attached schedule)                101,049,228.76


Cash on hand and short-term investments    101,073,198.32









Total cash on hand and
 short-term investments                    $101,073,198.32